EXHIBIT 10.3

British Columbia
Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Mineral Tenure Act
Section 57 and 58

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: Mineral

MINING DIVISION: Slocan

SELLER:

I, Clive de Larrabeiti, of South Lodge, Pax Hill Park, Lindfield, West Sussex, U.K., RH16 2QY

PURCHASER:

Mayfair Mining & Minerals, Inc. of South Lodge, Pax Hill Park, Lindfield, West Sussex, U.K., RH16 2QY

For and in consideration of the sum of Ten Dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following minerals titles:

Claim Name or Lease Type	Tenure Number	Percentage of Title Being Sold
Silver Stone 1	301217	100%
Silver Stone 2	301218	100%
Silver Stone 3	301225	100%
Silver Stone 4	301226	100%
Silver Stone 5	301227	100%
Silver Stone 6	301228	100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof, I have today signed my legal name.

October 9, 2002

/s/ "Clive de Larrabeiti"	/s/ B.M. de Larrabeiti
Clive de Larrabeiti	Witness